                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT ("Fifth Amendment") dated as of April 6, 2000, by and among SUCCESSORIES, INC., an Illinois corporation, CELEBRATING EXCELLENCE, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, CELEX SUCCESSORIES, INC., a Canadian corporation, BRITISH LINKS ACQUISITION CORP., an Illinois corporation, and B.L.G.C., INC., a Texas corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

         WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First Amendment dated as of July 16, 1997, a Second Amendment dated as of May 14, 1998, a Third Amendment dated as of September 1, 1998 and a Fourth Amendment dated as of April 28, 1999 (as so amended, the "Credit Agreement"); and

         WHEREAS, Borrowers have requested Lenders to make various financial adjustments to the Credit Agreement and waive and adjust various covenants set forth in the Credit Agreement; and

         WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Fifth Amendment.

         2. WAIVER OF CERTAIN COVENANTS. The Lenders hereby agree to waive the application of Sections 7.1, 7.2 and 7.3 of the Credit Agreement solely as they relate to the Reference Period ending on the Computation Date closest to January 31, 2000. The waivers contained in this Section 2 apply only to Sections 7.1,
7.2 and 7.3 of the Credit Agreement to the extent expressly stated herein and do not otherwise modify or waive any other covenant or agreement contained in the Credit Agreement or for any other Reference Period.

         3. DEFINITIONS; EXHIBITS. (a) Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in its entirety as follows:


FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

               "ADVANCE RATE" means an amount equal to 57%.

               "FIFTH AMENDMENT CLOSING DATE" means the day on which the Fifth Amendment to Credit Agreement is executed and delivered by all applicable parties.

               "FIXED CHARGES" mean, for any period, the following, each calculated for such period, without duplication: (i) Cash Interest Expense paid or accrued, MINUS (ii) interest income earned or accrued by a Borrower as determined in accordance with GAAP, PLUS (iii) scheduled payments of principal with respect to all Indebtedness for Borrowed Money of Borrower including, the principal component of any cash payments made on any Capital Lease, PLUS (iv) cash dividends payable for the quarter for which such calculation is made with respect to any Series A or Series B Preferred Stock of Holdings' outstanding on the Closing Date.

               "BORROWING BASE" means, as of any date of determination, the sum of (a) an amount equal to eighty-five percent (85%) of Eligible Receivables, PLUS (b) (i) during the months of January and May through December of each year, an amount equal to the percentage of Eligible Inventory equal to the Advance Rate, and (ii) during the months of February, March and April of each year, an amount equal to the lesser of Three Million and 00/100 Dollars ($3,000,000.00) and an amount equal to the percentage of Eligible Inventory equal to the Advance Rate.

         4. EBITDA. Section 7.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Section 7.1 EBITDA. Borrowers shall not permit its EBITDA for the Reference Period ending on each Computation Date set forth below to be less than the dollar amount set forth below opposite such date:


          =============================================================

                 Computation Date                 CONSOLIDATED
                    Closest to                        EBITDA
          -------------------------------------------------------------
                  January 31, 1998                   $4,164,000
          -------------------------------------------------------------

                   April 30, 1998                    $4,000,000
          -------------------------------------------------------------

                    July 31, 1998                    $4,200,000
          -------------------------------------------------------------

                  October 31, 1998                   $4,500,000
          -------------------------------------------------------------

                  January 31, 1999                   $5,300,000
          -------------------------------------------------------------

                    April 30, 1999                  ($1,565,000)
          =============================================================

FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

                                      - 3 -

          =============================================================

                 Computation Date                 CONSOLIDATED
                    Closest to                        EBITDA
          -------------------------------------------------------------
                     July 31, 1999                   ($230,000)
          -------------------------------------------------------------

                   October 31, 1999                   $830,000
          -------------------------------------------------------------

                   January 31, 2000                 $4,100,000
          -------------------------------------------------------------

                   April 30, 2000                   $3,050,000
          -------------------------------------------------------------

                   July 31, 2000                    $3,200,000
          -------------------------------------------------------------

                   October 31, 2000                 $3,350,000
          -------------------------------------------------------------

                   January 31, 2001                 $3,480,000
          -------------------------------------------------------------

          April 30, 2001 and Each Computation
                Date thereafter                     $3,600,000
          =============================================================

         5. INTEREST COVERAGE RATIO. Section 7.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Section 7.2 INTEREST COVERAGE RATIO. On each Computation Date, Borrowers shall not permit the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense to be less than the amount set forth below opposite such date.

          =============================================================

                 COMPUTATION DATE
                    CLOSEST TO                          RATIO
          -------------------------------------------------------------
                  January 31, 1998                   Not Applicable
          -------------------------------------------------------------

            April 30, 1998, July 31, 1998,             3.0 to 1.0
                  October 31, 1998
          -------------------------------------------------------------

                  January 31, 1999                     4.0 to 1.0
          -------------------------------------------------------------

                   April 30,1999                     Not Applicable
          -------------------------------------------------------------

                   July 31, 1999                     Not Applicable
          -------------------------------------------------------------

                  October 31, 1999                     0.75 to 1.0
          -------------------------------------------------------------

                  January 31, 2000                     3.80 to 1.00
          -------------------------------------------------------------

                   April 30, 2000                      2.60 to 1.00
          -------------------------------------------------------------

FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

                                      - 4 -

          =============================================================

                 COMPUTATION DATE
                    CLOSEST TO                          RATIO
          -------------------------------------------------------------
                  July 31, 2000                        2.75 to 1.00
          -------------------------------------------------------------

                 October 31, 2000                       3.15 to 1.00
          -------------------------------------------------------------

           January 31, 2001 and each Computation
                       Date thereafter                  3.40 to 1.00
         ==============================================================

         6. FIXED CHARGE COVERAGE. Section 7.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Section 7.3 FIXED CHARGE COVERAGE. Borrower shall not permit the Consolidated ratio of Cash Flow to Fixed Charges for the Reference Period ending on the dates set forth below to be less than the amount set forth opposite such date:

          =============================================================

                 COMPUTATION DATE
                    CLOSEST TO                               RATIO
          -------------------------------------------------------------
               January 31, 1998, April 30, 1998,         1.25 to 1.0
             July 31, 1998, October 31, 1998 and
                      January 31, 1999
          -------------------------------------------------------------

              April 30, 1999, July 31, 1999, and        Not Applicable
                      October 31, 1999
          -------------------------------------------------------------

                      January 31, 2000                   2.60 to 1.00
          -------------------------------------------------------------

                       April 30, 2000                   Not Applicable
          -------------------------------------------------------------

                       July 31, 2000                     1.25 to 1.00
          -------------------------------------------------------------

                     October 31, 2000                    1.15 to 1.00
          -------------------------------------------------------------

                     January 31, 2001                    1.10 to 1.00
          -------------------------------------------------------------

                      April 30, 2001                     1.10 to 1.00
          -------------------------------------------------------------

                      July 31, 2001                      1.10 to 1.00
          -------------------------------------------------------------

           October 31, 2001 and each Computation         1.15 to 1.00
                   Date thereafter
          =============================================================

         7. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof and except to the extent that such relate to a specific date.

FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7 except to the extent modified or amended by this Fifth Amendment, and all negative covenants set forth in Article 8 thereof, as if fully set forth herein, except to the extent modified by this Fifth Amendment.

         8. CONDITIONS PRECEDENT TO CLOSING OF FIFTH AMENDMENT. On or prior to the closing of this Fifth Amendment (hereinafter the "Fifth Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

            (a) DOCUMENTS. Each of the documents to be executed and delivered at the Fifth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Fifth Amendment Closing Date.

            (b) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful, (i) for Agent and each Lender to perform any of their agreements or obligations under any of the Loan Documents, or (ii) for Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

            (c) PERFORMANCE. Except as set forth herein, Borrowers shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Fifth Amendment Closing Date, and no condition shall exist on the Fifth Amendment Closing Date which constitutes a Default or an Event of Default.

            (d) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Fifth Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to Agent.

            (e) NO CHANGES. Since the date of the most recent balance sheets of Borrowers delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to Borrowers, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.


FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

            (f) AMENDMENTS TO WARRANTS/ISSUANCE OF ADDITIONAL WARRANTS. Successories, Inc. shall have issued to Agent an amendment to Warrant No. 5 issued to Provident Financial Group, Inc. ("PFGI") for 300,000 shares, amending the exercise price to $2.00 per share.

         9. MISCELLANEOUS.

            (a) Borrowers shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Fifth Amendment and the handling of any other matters incidental hereto.

            (b) All of the terms, conditions and provisions of the Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Fifth Amendment, the latter shall govern.

            (c) This Fifth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

            (d) This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

            (e) This Fifth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES TO FOLLOW.]


FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

         IN WITNESS WHEREOF, this Fifth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.

                                   BORROWERS:

                                   SUCCESSORIES, INC., an Illinois corporation


                                   By: /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President

                                   CELEBRATING EXCELLENCE, INC., an Illinois corporation


                                   By:  /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President

                                   SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation


                                   By:  /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President

                                   CELEX SUCCESSORIES, INC., a Canadian
                                   corporation


                                   By:  /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President


FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

                                   BRITISH LINKS ACQUISITION CORP., an Illinois corporation


                                   By:  /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President


                                   B.L.G.C., INC., a Texas corporation


                                   By:  /s/ Gary J. Rovansek
                                       ----------------------------------------
                                   Name: Gary J. Rovansek
                                   Title: President

                                   AGENT:

                                   THE PROVIDENT BANK, as Agent, an Ohio
                                   banking corporation


                                   By:  /s/ Nick Jevic
                                       ----------------------------------------
                                   Name: Nick Jevic
                                   Title: Senior Vice President

                                   LENDERS:

                                   THE PROVIDENT BANK, an Ohio banking
                                   corporation


                                   By:  /s/ Nick Jevic
                                       ----------------------------------------
                                   Name: Nick Jevic
                                   Title: Senior Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT
Successories, Inc.

First Amendment to Warrant Certificate No. 5        Warrants for 300,000 Shares

Original Issue Date:  April 29, 1999


                               FIRST AMENDMENT TO

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               SUCCESSORIES, INC.

         This certifies that the Warrant to Purchase Common Stock No. 5, issued to PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), on April 29, 1999 is hereby amended as follows:

          From and after the date hereof, the purchase price shall be Two and 00/100 Dollars ($2.00) per share of Common Stock (the "Purchase Price").


April 6, 2000                             SUCCESSORIES, INC.

                                          By: /s/ Gary J. Rovansek
                                             ------------------------
                                          Name: Gary J. Rovansek
                                          Title: President